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                                                                    Exhibit 23.3






                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Phoenix International Life Sciences Inc. on Form S-8 of our report related to IBRD-Rostrum Global Inc. and subsidiaries, dated March 4, 1997 appearing in the Registration Statement of Phoenix International Life Sciences Inc. on Form F-4 filed April 7, 1999.

DELOITTE & TOUCHE LLP

Costa Mesa, California
May 4, 1999
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